UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
 ____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

December15, 2008
Date of Report (Date of earliest event reported)
___________________________________________________________

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
 Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers, Election of Directors,
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)

On December 15, 2008, we awarded cash bonuses for 2008 to the named executive officers listed below in the amounts provided:

Name	Title	2008 Bonus Awarded
Andrew D. Reddick	President and Chief Executive Officer	$328,500
Ron J. Spivey	Senior Vice President and Chief Scientific Officer	$630,000*
Robert B. Jones	Senior Vice President and Chief Operating Officer	$130,500
Peter A. Clemens	Senior Vice President and Chief Financial Officer	$102,500
James F. Emigh	Vice President Marketing and Administration	$40,000
Robert A. Seiser	Vice President, Controller and Treasurer	$56,000

* Includes a $315,000 retention bonus to which Dr. Spivey is entitled pursuant to his Executive Employment Agreement if he remains employed by us through December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens Senior Vice President & Chief Financial Officer

Date: December 18, 2008